August 1, 2012

Walden Small Cap Innovations Fund (WASOX)	Fund Summary

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, both dated August 1, 2012, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.btim.com. You also can obtain this information at no cost by calling 1-800-282-8782 x7050; sending an email request to mfinformation@bostontrust.com, or asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Goals

The Walden Small Cap Innovations Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden Small Cap Innovations Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses(1)	0.41%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%

(1)          Other Expenses have been restated to reflect current fees.

(2)          Boston Trust Investment Management, Inc. (the “Adviser”) has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets through August 1, 2013 (exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). To the extent the Fund incurs these expenses, Total Annual Fund Operating Expenses After Fee Waiver may exceed the maximum amount of 1.00%. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes a $10,000 investment, a 5% annual return, redemption at the end of each period and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$354	$624	$1,396

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.62%of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities, such as common and preferred stock of domestic small cap companies with innovative products and processes. “Assets” means net assets, plus the amount of borrowing for investment purposes. Shareholders will be given 60 days’ advance notice of any change to this policy. For these purposes, the Adviser defines small cap issuers as those with market capitalizations within the range encompassed by the Russell 2000 Index at the time of purchase. As of June 30, 2012, the market capitalization range of the Russell 2000 Index was between $53 million and $3.7 billion. The Fund seeks to invest in companies with innovative products, services or processes, or that offer environmental or societal benefits.

The Walden Small Cap Innovations Fund incorporates comprehensive environmental, social and governance (ESG) guidelines in portfolio construction. The Fund also seeks to strengthen ESG performance and accountability of portfolio companies through proxy voting, shareholder engagement and public policy advocacy. In selecting stocks, Walden Asset Management (“Walden”), an affiliate of the Adviser, favors investment in companies and institutions it deems to have relatively strong ESG records and seeks to avoid those with inferior ESG performance relative to peers. After investing in a company, Walden may also choose to pursue shareholder advocacy to encourage stronger corporate responsibility and accountability.

Walden researches, evaluates and seeks to promote corporate responsibility in five broad areas of concern: products and services, workplace conditions, community impact, environmental impact and corporate governance. Hence, in each of the five broad areas identified above, and notwithstanding other investment considerations, Walden favors companies judged to demonstrate best practices relative to peers, improvement over time, robust management systems, and accountability through standardized public reporting and responsiveness to shareholders.

www.btim.com	www.waldenassetmgmt.com

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the “Adviser”) or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are the main risks of investing in the Fund.

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate — at times dramatically.

Small Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Performance

The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with those of a broad measure of market performance. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.btim.com or by calling 1-800-282-8782, extension 7050.

Average Total Returns (Years ended December 31)

Best quarter:	Worst quarter:
Q2 2009	Q3 2011
21.55%	(19.74)%

For the period January 1, 2012 through June 30, 2012, the aggregate (non-annualized) total return for the Fund was 5.60%.

		Since
Average Annual Total Returns		Inception
(as of December 31, 2011)	1 Year	(10/24/08)
Walden Small Cap Innovations Fund
Before Taxes	(0.79)%	18.68%
After Taxes on Distributions	(1.90)%	17.75%
After Taxes on Distributions and Sale of Fund Shares	0.50%	15.94%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(1)	(4.18)%	16.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	14.53%

(1)          The Fund’s benchmark for comparison purposes has been changed from the S&P 500® Index to the Russell 2000® Index. The Russell 2000® Index more accurately reflects the composition of the portfolio of securities held by the Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

Investment Adviser:	Boston Trust Investment Management, Inc.
Portfolio Manager:	Kenneth Scott, CFA, Since 2012

Buying and Selling Fund Shares

Minimum Initial Investment:	$100,000
Minimum Additional Investment:	$1,000

To Place Orders:

Boston Trust Mutual Funds

c/o Boston Trust & Investment Management Company

One Beacon Street, Boston, MA 02108

Transaction Policies

You can buy or sell shares of the Fund on any business day by mail (Boston Trust & Walden Funds, One Beacon Street, Boston, MA 02108), by telephone (1-800-282-8782, ext 7050), or through your investment representative. You can pay for shares by check or wire transfer.

Dividends, Capital Gains and Taxes

The Fund’s distributions are taxable as ordinary income and/or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Potential Conflicts of Interest

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary an ongoing fee for providing administrative and related shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.